EXHIBIT 10.i(iii)

                  FINGERHUT COMPANIES, INC.
       1995 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

              RESTRICTED STOCK AWARD AGREEMENT

     This Restricted Stock Agreement is made as of February
14, 1996 by and between Fingerhut Companies, Inc. (the
"Company") and [name] ("the Participant").

     WHEREAS, the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") desires to provide Participant with an award of restricted shares of common stock of the Company pursuant to the provisions of the Fingerhut Companies, Inc. 1995 Long-Term
Incentive and Stock Option Plan (the "Plan") and this
Restricted Stock Award Agreement (the "Agreement"), and
Participant desires to acquire such option.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Award of Restricted Stock

     The Company hereby grants to the Participant a restricted stock award of [number] ([no]) shares (the
"Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock"') subject to the terms and conditions set forth herein and in the Plan. The grant of this award of Shares to the Participant shall become effective upon the Participant signing and returning this Agreement to the Senior Vice President, Human Resources of the Company.

     2.   Vesting; Change in Control

     (a) Subject to the terms and conditions of this Agreement, the Shares shall vest in Participant according to the following schedule: 25% on March 31, 1996, 25% on March 31, 1997 and 50% on August 31, 1998, if Participant remains continuously employed by the Company or any of its subsidiaries until such respective dates. The portion of the Shares that vest on March 31, 1996 shall remain subject to the transfer restrictions set forth in Section 4(b).

     (b) Notwithstanding the foregoing, in the event of a Change in Control (as defined below) prior to the vesting of the Shares, all Shares shall vest in full in Participant as of the date of such Change in Control if Participant has been continuously employed by the Company or any of its subsidiaries until the date of such Change in Control.

     (c) For purposes of this Agreement, "Change in Control" shall mean:

          (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement; or

          (ii) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that such person has become the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that notwithstanding the foregoing, no Change of Control shall be deemed to have occurred for purposes of this Agreement by reason of ownership of 30% or more of the total voting capital stock of the Company then issued and outstanding by any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company or any entity holding shares of the Common Stock organized, appointed or established for, or pursuant to the terms of, any such plan (any such person or entity described in this proviso is referred to herein as a "Company Entity"); or

          (iii) the announcement of a tender offer by any person or entity (other than a Company Entity) for 30% or more of the Company's voting capital stock then issued and outstanding, which tender offer has not been approved by the Board, a majority of the members of which are Continuing Directors (as hereinafter defined), and recommended to the shareholders of the Company; or

          (iv) the Continuing Directors (as hereinafter defined) cease to constitute a majority of the Company's
Board of Directors; or

          (v) the shareholders of the Company approve (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger; (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (z) any plan of liquidation or dissolution of the Company.

     (b) "Continuing Director" shall mean any person who is a member of the Board of Directors of the Company, while such person is a member of the Board of Directors, who is not an Acquiring Person (as defined below) or an Affiliate or Associate (as defined below) of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who (x) was a member of the Board of Directors on the date of this Agreement as first written above or (y) subsequently becomes a member of the Board of Directors, if such person's initial nomination for election or initial election to the Board of Directors is recommended or approved by a majority of the Continuing Directors. For purposes of this subparagraph (ii), "Acquiring Person" shall mean any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) who or which, together with all Affiliates and Associates of such person, is the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, but shall not include any Company Entity; and "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

     3.   Forfeiture; Early Vesting in Event of Death or
Disability

     (a) If Participant ceases to be an employee of the Company or any of its subsidiaries (as defined in the Plan) for any reason other than death or Disability (as defined below) prior to the vesting of the Shares pursuant to
Section 2 hereof, then Participant's rights to all of the Shares not theretofore vested shall be immediately and irrevocably forfeited.

     (b) If Participant ceases to be an employee of the Company or any of its subsidiaries by reason of death or Disability prior to the vesting of the Shares pursuant to
Section 2 hereof, then Participant or Participant's Representative (as defined below) shall become immediately vested, as of the date of such death or Disability in all unvested Shares. No transfer by will or by laws of descent and distribution of any Shares which vest by reason of Participant's death shall be effective to bind the Company, unless the Company shall have been furnished with written notice of such transfer and a copy of the will or such other evidence as the Company may deem necessary to establish the validity of the transfer.

     (c) For purposes of this Agreement, the following terms shall be defined as follows:

     (i) "Disability" shall have the meaning given to "permanent and total disability" in Section 22(e)(3) of the Code (as defined in the Plan) and shall be determined by the Committee (as defined in the Plan) in its sole and absolute discretion.

     (ii) "Representative" shall mean the person or persons to whom Participant's rights under this Agreement shall pass upon death, whether by will or by the applicable laws of descent and distribution.

     (d) A leave of absence granted in accordance with the Company's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Company shall not be considered a termination of employment under this Agreement. A period of "related employment" during which Participant is not employed by the Company nor a subsidiary (as defined in the Plan) shall not be considered a termination of employment under this Agreement if (i) such employment is undertaken by Participant at the request of the Company or a subsidiary,
(ii) immediately prior to the undertaking of such employment Participant was an officer or employee of the Company or a subsidiary or was engaged in related employment, and (iii) such employment is recognized by the Committee, in its sole discretion, as related employment. The death or Disability of Participant during a period of related employment shall be treated, for purposes of this agreement, as if such death or the onset of such disability had occurred while Participant was an officer or employee of the Company or a subsidiary.

     (e) The Committee may accelerate the vesting schedule provided in Section 2 at any time in its sole discretion.

     4.   Restriction on Transfer

     (a) Except as provided in subsection 4(b) below, none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered until they vest pursuant to Section 2 or 3 hereof, and no attempt to transfer the unvested Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such Shares.

     (b) To the extent such transfers are permitted under the Plan and are not restricted by Rule 16b-3 promulgated under the Exchange Act, the Committee, in its sole discretion, may establish, as permitted by applicable law, rules and conditions under which a Participant may transfer the unvested restricted stock granted pursuant to this Agreement to any member of Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act), to a trust whose beneficiaries are members of Participant's "immediate family" or to or for the benefit of an organization exempt from federal income tax pursuant to Section 501 of the Code. Any such transferee will remain subject to the vesting and forfeiture provisions contained in Section 2 and 3 hereof.

     (c) Notwithstanding the foregoing, none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of or encumbered until August 15, 1996, and no attempt to transfer the Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to the Shares.

     5.   Issuance and Custody of Certificate

     (a) The Company shall cause to be issued one or more stock certificates, registered in the name of Participant, evidencing the Shares. Unvested Shares may be registered in book entry form at the Company's transfer agent. Each such certificate or book entry registration shall bear one or both of the following legends or other similar legends:

          (i)  "THE SHARES OF COMMON STOCK REPRESENTED
     BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, AND
     THE TRANSFERABILITY OF THIS CERTIFICATE AND THE
     SHARES OF COMMON STOCK REPRESENTED HEREBY ARE
     SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS
     (INCLUDING RESTRICTIONS AGAINST TRANSFER)
     CONTAINED IN THE FINGERHUT COMPANIES, INC. 1995
     LONG-TERM INCENTIVE AND STOCK OPTION PLAN AND A
     RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO
     BETWEEN FINGERHUT COMPANIES, INC. AND THE
     REGISTERED OWNER OF SUCH SHARES.  COPIES OF SUCH
     PLAN AND AGREEMENT ARE ON FILE IN THE OFFICE OF
     THE SECRETARY OF FINGERHUT COMPANIES, INC., 4400
     BAKER ROAD, MINNETONKA, MINNESOTA 55343."

          (ii) If required under then applicable
     securities laws:  "THE SECURITIES REPRESENTED BY
     THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE
     SECURITIES LAWS.  SUCH SECURITIES MAY NOT BE SOLD,
     TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (I)
     THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER
     OF SUCH SECURITIES THAT SUCH TRANSFER MAY LAWFULLY
     BE MADE WITHOUT REGISTRATION OR QUALIFICATION
     UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE
     STATE SECURITIES LAWS OR (II) SUCH REGISTRATION OR
     QUALIFICATION."

     (b) Participant agrees to sign stock powers relating to the Shares from time to time and to deliver them to the Company. These stock powers will be used to authorize the issuance of new certificates upon lapse of restrictions upon vesting.

     (c) Each certificate issued pursuant to Section 5(a) hereof, together with the stock powers relating to the Shares, shall be deposited by the Company with the Secretary of the Company or a custodian designated by the Secretary. Upon request, the Secretary or such custodian shall issue a receipt to the Participant evidencing the certificate or certificates held which are registered in the name of the Participant.

     (d) After Shares vest pursuant to Sections 2 or 3 hereof, the Company shall promptly cause to be issued a certificate or certificates evidencing such vested Shares, free of the legend provided in Section 5(a)(i) and, subject to receipt of an opinion of counsel satisfactory to the Company (which may be counsel for the Company), free of the legend provided in Section 5(a)(ii) hereof, and shall cause such certificate or certificates, the stock powers relating to such vested Shares and any additional shares of Common Stock, any securities and any other property held in custody with respect to such vested Shares pursuant to Section 6(c) hereof to be delivered to the Participant or the Participant's Representative. Only whole Shares shall be issued to the Participant pursuant to this Agreement.

     6.   Distributions and Adjustments

     (a) In the event that the outstanding shares of Common Stock (other than shares held by dissenting shareholders) shall be changed into, or exchanged for, a different number or kind of shares of Common Stock or other securities of the Company, or, if further changes or exchanges of any Common Stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise), then for each Share, there shall be substituted and exchanged therefor the number and kind of shares of Common Stock or other securities into or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or exchanged. If in the event of any such changes or exchanges in order to prevent dilution or enlargement of rights under this Agreement, it is necessary to make an adjustment in the number or kind of the Shares, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of this Agreement.

     (b) Any additional shares of Common Stock, any other securities of the Company and any other property (except for cash dividends or other cash distributions) distributed with respect to the Shares prior to the date the Shares vest shall be subject to the same restrictions, terms and conditions as the Shares. Any cash dividends or other cash distributions payable with respect to the Shares shall be distributed to Participant at the same time cash dividends or other cash distributions are distributed to stockholders of the Company generally.

     (c) Any additional shares of Common Stock, any securities and any another property (except for cash dividends or other cash distributions) distributed with respect to the Shares prior to the date such Shares vest shall be promptly deposited with the Secretary or the custodian designated by the Secretary to be held in custody in accordance with Section 5(c) hereof.

     7.   Taxes

     The Participant shall immediately notify the Company of any election he/she may make under Section 83 of the Code with respect to this restricted stock award. In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Company may take such action, and may require Participant to take such action, as it deems appropriate to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from Participant.
The Company reserves the right to withhold from any transfer or payment under the Plan or from any other payment due to the Participant from the Company any taxes as may be required pursuant to law and the Participant shall provide any documentation necessary with respect to such withholding. The Participant shall, if required by the Company in its discretion, pay to the Company in cash any amount required to be withheld for any applicable employment or withholding taxes, and the Company may condition delivery of vested, nonrestricted stock certificates upon receipt of such payment.

     8.   Miscellaneous

     (a) This Agreement is subject in all respects to the terms of the Plan. By signing this Agreement, the Participant acknowledges receipt of a copy of the Plan. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Committee or its delegates, and such determination shall be final and conclusive upon all parties in interest.

     (b) Any compensation realized from the receipt or payment of (or the lapse of restrictions relating to) this restricted stock award shall constitute a special long-term incentive payment to the Participant and shall not be taken into account as compensation in determining the amount of any benefit under any retirement or other employee benefit plan of the Company or any of its affiliates.

     10.  Limitation of Liability.  Nothing in this
Agreement shall be construed to:

     (a) limit in any way the right of the Company or a subsidiary to terminate the employment of Participant; or

     (b) be evidence of any agreement or understanding, express or implied, that the Company or a subsidiary shall employ Participant in any particular position at any particular rate of compensation or for any particular period of time.

     11. Severability. It is intended that each provision of this Agreement shall be viewed as separate and divisible. In the event that any provision hereof shall be held to be invalid or unenforceable, the remaining provisions of this Agreement shall continue to be in full force and effect.

     12. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Minnesota without regard for conflicts of laws principles thereof.

     13. Further Assurances. Each party hereto agrees to execute and deliver such further instruments and to take such other action as shall be reasonably required to carry out the intent and purposes of this Agreement.

     14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     15. Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivered personally or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows and shall be deemed to have been given upon delivery to the addressee:

               To the Company:

               Fingerhut Companies, Inc.
               4400 Baker Road
               Minnetonka, MN 55343
               Attention:  General Counsel

               To Participant:

               At Participant's residence address listed in the Company's personnel records.

Notice of a change in address of one of the parties hereto shall be given in writing to the other party as provided above, but shall be effective only upon actual receipt.

     16. Amendment. This Agreement may not be amended or modified by the parties hereto in any manner, except by a written instrument signed by both parties hereto.

     17. Binding Effect: Assignment. This Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. This Agreement shall not be assigned by either party hereto without the express written consent of the other party.

     18. Entire Agreement. The Plan and this Agreement constitute, except as to any written agreement between the parties hereto which specifically references this Section 18, the entire understanding between the parties hereto with respect to the matters covered herein and supersede all previous written, oral or implied understandings between the parties hereto with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the Company and Participant have executed this Agreement as of the day and year first above written.

                         FINGERHUT COMPANIES, INC.


                         By
                              John D. Buck

                         PARTICIPANT SIGNATURE



                              [name]

                         Social Security #:  [ssn]

                         Date: